UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 8. 2019
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.01 per share	SSP	NASDAQ Global Select Market

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

7.01	Regulation FD Disclosure	3

9.01	Financial Statements and Exhibits	3

Item 7.01 Regulation FD Disclosure

On July 8, 2019, The E.W. Scripps Company (the "Company') issued a press release that its wholly owned subsidiary, Scripps Escrow, Inc., intends to offer $400 million of new senior unsecured notes. The private offering is subject to market conditions and other factors and is exempt from the registration requirements of the Securities Act of 1933. A copy of the press release is attached hereto as Exhibit 99.1.
In connection with the notes offering, the Company provided potential investors with summary unaudited pro forma combined financial information and other data as of March 31, 2019, for the three months ended March 31, 2019, for the year ended December 31, 2018 and for the twelve-month periods ended March 31, 2019 and 2018. The unaudited pro forma combined financial information is derived from the historical consolidated financial statements of the Company, the historical consolidated financial statements of the acquired Cordillera television stations (reported within the parent entity, EPI Preferred, LLC ("EPI")), and both the historical financial statements of the Nexstar Media Group (‘‘Nexstar’’) television station, and the historical combined financial statements of the Tribune Media Company (‘‘Tribune’’) television stations that the Company has reached definitive agreement to acquire following the Nexstar transaction with Tribune.
The summary unaudited pro forma combined financial information and related adjustments provided to investors also considered the financing necessary for closing the Cordillera and Nexstar/Tribune television stations acquisitions as well as other pro form effect adjustments for Triton, which was acquired in November 2018, the television stations acquired from Raycom Media in January of 2019, and other adjustments.
The summary unaudited pro forma combined financial information is being provided for illustrative purposes and does not purport to represent what the actual consolidated results of operations of the Company would have been had the respective transactions and adjustments occurred on the date assumed or any other date, nor is it necessarily indicative of the Company’s future results of operations for any future period or as of any future date. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information.

The summary unaudited pro forma combined financial information and other data as of March 31, 2019, for the three months ended March 31, 2019, for the year ended December 31, 2018 and for the twelve-month period ended March 31, 2019 are attached hereto as Exhibit 99.2.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

99.1	Press release dated July 8, 2019

99.2	Summary unaudited pro forma combined financial information and other data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: July 8, 2019

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